Collaborations and Licensing Arrangements	12 Months Ended
Mar. 31, 2021
Research And Development [Abstract]
Collaborations and Licensing Arrangements	Collaborations and Licensing Arrangements
Takeda is a party to certain collaborations, in-licensing agreements and out-licensing arrangements.
Out-licensing agreements
Takeda has entered into various licensing arrangements where it has licensed certain products or intellectual property rights for consideration such as up-front payments, equity interest of partners, development milestones, sales milestones and/or sales-based royalty payments. The receipt of the variable considerations related to these substantive milestones is uncertain and contingent on the achievement of certain development milestones or the achievement of a specified level of annual net sales by the licensee.
The following is a description of Takeda’s significant out-licensing agreement which Takeda entered into for the past 3 fiscal years.
Neurocrine Biosciences, Inc. (“Neurocrine Biosciences”)
In June 2020, Takeda entered into a strategic collaboration with Neurocrine Biosciences to develop and commercialize compounds in Takeda’s early-to-mid-stage neuroscience pipeline, including TAK-041, TAK-653 and TAK-831. Takeda received an upfront cash payment in July 2020 and is entitled to certain development milestones, commercial milestones and royalties on net sales. At certain development events, Takeda may elect to opt in or out of a 50:50 profit share on all clinical programs on an asset-by-asset basis. For any asset in which Takeda is participating in a 50:50 profit share arrangement, Takeda will not be eligible to receive development or commercial milestones.
Collaborations and in-licensing arrangements
These agreements generally provide for commercialization rights to a product or products being developed by the partner, and in exchange, often resulted in an up-front payment being paid upon execution of the agreement and resulted in an obligation that may require Takeda to make future development, regulatory approval, or commercial milestone payments as well as sales-based royalty payments. In some of these arrangements, Takeda and the licensee are both actively involved in the development and commercialization of the licensed products and have exposure to risks and rewards that are dependent on its commercial success.
Under the terms of these collaboration and licensing arrangements, Takeda made the following payments during the years ended March 31:

	JPY (millions)
	2019	2020	2021
Initial up-front and milestone payments	¥29,857	¥77,016	¥84,034
Acquisition of shares of collaboration and in-licensing partners	5,994	1,317	1,504
The following is a description of Takeda’s significant collaborations and in-licensing agreements which Takeda entered into for the past 3 fiscal years.
Rani Therapeutics LLC (“Rani”)
In January 2019, Takeda acquired a collaboration agreement with Rani to conduct research on the use of the RANI PILL technology for oral delivery of Factor VIII (“FVIII”) therapy for patients with hemophilia A. This collaboration agreement was acquired through the acquisition of Shire. The agreement provides Takeda an exclusive option to negotiate a license to develop and commercialize the technology for delivery of FVIII therapy following completion of feasibility studies and a 0.84% equity ownership in Rani.
Novimmune S.A. (“Novimmune”)
In January 2019, Takeda acquired a licensing agreement with Novimmune through its acquisition of Shire. The agreement provided Takeda a license to the exclusive worldwide rights to develop and commercialize a bi-specific antibody for the treatment of hemophilia A and hemophilia A patients with inhibitors. In March 2021, the partnership officially terminated. The impact on the consolidated financial statements from the termination of the partnership was not material.
AB Biosciences Inc. (“AB Biosciences”)
In January 2019, Takeda acquired a licensing agreement with AB Biosciences through its acquisition of Shire. The agreement granted Takeda a license to exclusive worldwide rights to develop and commercialize a recombinant immunoglobulin product candidate and an exclusive, worldwide license to AB Bioscience’s intellectual property relating to its pan receptor interacting molecule program. AB Biosciences was eligible to receive contingent research, development, and commercialization milestone payments and tiered royalty payments. In October 2020, Takeda and AB Biosciences terminated the partnership. The impact on the consolidated financial statements from the termination of the partnership was not material.
The University of Texas MD Anderson Cancer Center (“MD Anderson”)
In October 2019, Takeda entered into an exclusive license agreement and research agreement with MD Anderson to develop cord blood-derived chimeric antigen receptor-directed natural killer (CAR NK)-cell therapies, ‘armored’ with IL-15, for the treatment of B-cell malignancies and other cancers. Under the agreement, Takeda will receive access to MD Anderson’s CAR NK platform and the exclusive rights to develop and commercialize up to four programs, including a CD19-targeted CAR NK-cell therapy and a B-cell maturation antigen (“BCMA”)-targeted CAR NK-cell therapy. Takeda and MD Anderson will also conduct a research collaboration to further develop these CAR NK programs. Takeda is responsible for the development, manufacturing and commercialization of CAR NK products resulting under the agreement. MD Anderson received an upfront payment and is eligible to receive development and commercial milestones for each target as well as tiered royalties on net sales of any such CAR NK product.
Arrowhead Pharmaceuticals Inc. (“Arrowhead”)
In October 2020, Takeda entered into a collaboration and licensing agreement with Arrowhead to develop ARO-AAT, a Phase 2 investigational RNA interference (RNAi) therapy in development to treat alpha-1 antitrypsin-associated liver disease (AATLD). ARO-AAT is a potential first-in-class therapy designed to reduce the production of mutant alpha-1 antitrypsin protein, the cause of AATLD progression. Under the terms of the agreement, Takeda and Arrowhead will co-develop ARO-AAT which, if approved, will be co-commercialized in the United States under a 50/50 profit-sharing structure. Outside the U.S., Takeda will lead the global commercialization strategy and receive an exclusive license to commercialize ARO-AAT with Arrowhead eligible to receive tiered royalties on net sales if approved and commercialized. Arrowhead received an upfront payment and is eligible to receive potential development, regulatory and commercial milestones.
Ovid Therapeutics Inc. (“Ovid”)
In March 2021, Takeda secured global rights from Ovid to develop and commercialize the investigational medicine Soticlestat (TAK-935/OV935) for the treatment of developmental and epileptic encephalopathies, including Dravet syndrome (DS) and Lennox-Gastaut syndrome (LGS). Original 2017 collaboration between Ovid and Takeda concluded, and Takeda takes the sole responsibility for global development and commercialization. Ovid received an upfront at closing and is also eligible to receive additional development, regulatory and sales milestones and tiered royalties on sales of Soticlestat, if approved and commercialized.